ORGANIZATION	12 Months Ended
Dec. 31, 2011
ORGANIZATION
ORGANIZATION

NOTE 1 ORGANIZATION

General

        General Growth Properties, Inc. ("GGP", the "Successor" or the "Company"), a Delaware corporation, formerly known as New GGP, Inc., was organized in July 2010 and is a self-administered and self-managed real estate investment trust, referred to as a "REIT". GGP is the successor registrant, by merger, on November 9, 2010 (the "Effective Date") to GGP, Inc. (the "Predecessor"). The Predecessor had filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code ("Chapter 11") in the Southern District of New York (the "Bankruptcy Court") on April 16, 2009 (the "Petition Date") and emerged from bankruptcy, pursuant to a plan of reorganization (the "Plan") on the Effective Date as described below. In these notes, the terms "we," "us" and "our" refer to GGP and its subsidiaries or, in certain contexts, the Predecessor and its subsidiaries.

        GGP, through its subsidiaries and affiliates, operates, manages, develops and acquires retail and other rental properties, primarily regional malls, which are predominantly located throughout the United States. GGP also holds assets in Brazil through investments in Unconsolidated Real Estate Affiliates (as defined below). Prior to the Effective Date, the Predecessor had also developed and sold land for residential, commercial and other uses primarily in large-scale, long-term master planned community projects in and around Columbia, Maryland; Summerlin, Nevada; and Houston, Texas, as well as one residential condominium project located in Natick (Boston), Massachusetts.

        Substantially all of our business is conducted through GGP Limited Partnership (the "Operating Partnership" or "GGPLP"). As of December 31, 2011, GGP holds approximately a 99% common equity ownership (without giving effect to the potential conversion of the Preferred Units as defined below) of the Operating Partnership, while the remaining 1% is held by limited partners that indirectly include family members of the original stockholders of the Predecessor and certain previous contributors of properties to the Operating Partnership.

        The Operating Partnership also has preferred units of limited partnership interest (the "Preferred Units") outstanding. The terms of the Preferred Units provide that the Preferred Units are convertible into Common Units which then are redeemable for cash or, at our option, shares of GGP common stock (Note 11).

        In addition to holding ownership interests in various joint ventures, the Operating Partnership generally conducts its operations through the following subsidiaries:

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  The Rouse Company, LLC ("TRCLLC"), which has ownership interests in certain Consolidated Properties and Unconsolidated Properties (each as defined below) and is the borrower of certain unsecured bonds (Note 7).

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  General Growth Management, Inc. ("GGMI"), a taxable REIT subsidiary (a "TRS"), which manages, leases, and performs various services for some of our Unconsolidated Real Estate Affiliates (defined below) and, through July 2010, had performed such services for 19 properties owned by unaffiliated third parties, all located in the United States. GGMI also performs marketing and strategic partnership services at all of our Consolidated Properties.

        In this Annual Report, we refer to our ownership interests in properties in which we own a majority or controlling interest and, as a result, are consolidated under generally accepted accounting principles in the United States of America ("GAAP") as the "Consolidated Properties." We also hold some properties through joint venture entities in which we own a non-controlling interest ("Unconsolidated Real Estate Affiliates") and we refer to those properties as the "Unconsolidated Properties".